EXHIBIT 10.23


                       AMENDMENT TO CONSENT AND AMENDMENT



         This Amendment to the Consent and Amendment, dated as of January 31, 1997, is between Tel-Save, Inc., a Pennsylvania corporation ("TS"), and Group Long Distance, Inc., a Florida corporation (the "Company") (collectively, the "Parties").

         WHEREAS, TS and the Company entered into that certain Consent and Amendment, dated as of December 2, 1996 (the "Agreement"); and

         WHEREAS, the Parties have been negotiating in good faith, and the Company has requested, and TS is prepared to agree to, certain amendments to, the Agreement on the terms and conditions herein set forth;

         NOW, THEREFORE, in consideration of the premises and mutual agreements, provisions and covenants herein contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:


         A.       The Agreement


         1. The Agreement is amended as follows, such amendments to be, for all purposes, effective as of December 2, 1996:


            (a)      The term "Early Payment Date" shall mean March 15, 1997.


            (b) Section A.(1)(d), which amended the Advance Agreement (as defined in the Agreement), is hereby amended to delete such section and substitute therefor in its entirety the following:



                     "(d) Section 2(d)(iii) thereof is amended to substitute for the phrase "the ninetieth (90th) day after the date of this Agreement" the phrase "March 1, 1997".



         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.


                                               GROUP LONG DISTANCE, INC.


                                               By:  /s/ Gerald M. Dunne, Jr.
                                                    ---------------------------
                                                    Gerald M. Dunne, Jr.
                                                    Chief Executive Officer



                                               TEL-SAVE, INC.


                                               By:   /s/
                                                     ---------------------------
                                               Name:
                                               Title:

                                      10.23-1